SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


CHECK  THE  APPROPRIATE  BOX:
[x]PRELIMINARY INFORMATION STATEMENT  [ ]CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
[ ]DEFINITIVE INFORMATION STATEMENT

                          EMAGISOFT TECHNOLOGIES, INC.
                  (NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
Payment  of  Filing  Fee  (Check  the  appropriate  box):

    [X] No Fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed  maximum  aggregate  value  of  transaction:

(5) Total  fee  paid:

[ ] Fee  paid  previously  with  preliminary  materials

[ ] Check  box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was Paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

    (4) Date Filed:

                          EMAGISOFT TECHNOLOGIES, INC.
                               405 CENTRAL AVENUE
                                  SECOND FLOOR
                          ST. PETERSBURG, FLORIDA 33701

               NOTICE OF ACTION BY SHAREHOLDERS WITHOUT A MEETING

                          PURSUANT TO SECTION 607.0704
                     OF THE FLORIDA BUSINESS CORPORATION ACT

To the Shareholders of
Emagisoft Technologies, Inc.

     Notice is hereby given that the Board of Directors and the holders of a majority of the outstanding shares of voting capital stock of Emagisoft Technologies, Inc., a Florida corporation (the "Company"), have adopted Amended and Restated Articles of Incorporation (the "Amended Articles") for the Company. Among other things, the Amended Articles (i) increase the authorized shares of common stock from 50,000,000 shares to 140,109,550 shares, (ii) provide certain anti - takeover, and other provisions typically provided in articles of incorporation of public companies, and (iii) provide for other general matters consistent with corporations formed under the corporate laws of the State of Florida.

     The Board of Directors of the Company approved the Amended Articles as of October 30, 2000 by written consent. Holders of over a majority of the outstanding shares of voting capital stock of the Company approved the Amended Articles as of December , 2000 by written consent in lieu of a meeting in
                           --
accordance with the provisions of Section 607.0704 of the Florida Business Corporation Act. Accordingly, your consent is not required and is not being solicited in connection with the adoption of the Amended Articles. You are being provided with this notice of such action pursuant to Section 607.0704 of the FBCA.

     The record date for determining shareholders entitled to receipt of this notice is November 10, 2000. This notice is first being mailed to such shareholders on or about December 11, 2000. The Amended Articles will not be filed with the Secretary of State of the State of Florida or become effective until at least 20 calendar days after such mailing.

     Our preliminary information statement filed November 14, 2000 provided notification of a reverse stock split of our common stock adopted and approved by our Board of Directors on October 30, 2000. By unanimous written consent dated as of November 29, 2000, our Board of Directors approved and adopted a revocation of such reverse stock split as it deemed that such reverse stock split would not be in the best interests of our Company and our shareholders at this time. Accordingly, our common stock will not be subject to a reverse stock split at this time.



                                        By  Order  of  the  Board  of  Directors

                                        ----------------------------------------
                                        Kyle E. Jones
                                        Chairman and Chief Executive Officer

                          EMAGISOFT TECHNOLOGIES, INC.
                               405 CENTRAL AVENUE
                                  SECOND FLOOR
                          ST. PETERSBURG, FLORIDA 33701

                              INFORMATION STATEMENT

                     WE ARE NOT ASKING YOU FOR A PROXY, AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

     This  Information  Statement  is  being  furnished  to  the shareholders of
Emagisoft Technologies, Inc., a Florida corporation (the "Company" or "Emagisoft" or "we" or "us"), in connection with the approval and adoption of Amended and Restated Articles of Incorporation of the Company (the "Amended Articles") by the written consent of the Board of Directors and the holders of a majority in interest of the Company's voting capital stock ("Voting Capital Stock") consisting of the Company's outstanding common stock, par value $.0001 per share ("Common Stock"), and the Company's outstanding Series A preferred stock, par value $.0001 per share (the "Voting Preferred Stock").

     Effective as of October 30, 2000, the Company's Board of Directors approved and recommended that the Company's Articles of Incorporation be amended and restated in order to (i) increase the shares of Common Stock authorized for issuance by the Company from 50,000,000 shares to 140,109,550 shares, (ii) provide certain anti-takeover and other provisions typical in the articles of incorporation of public companies, and (iii) provide for other general matters consistent with corporations formed under the corporate laws of the State of Florida. The form of Amended Articles is attached to this information statement as Exhibit A. The Amended Articles will become effective upon the filing of the
   ---------
Amended Articles with the Secretary of State of the State of Florida. The Company anticipates that the filing of the Amended Articles will occur on or About January 2, 2000. If the Amended Articles were not adopted by written consent, such matters would have been required to be considered by the Company's shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amended Articles.

     Kyle E. Jones, Roger Tichenor, Lee Meier, Peter VanSon and the Geneva-Roth Investment Trust (collectively, the "Majority Shareholders"), who beneficially own, in the aggregate, 7,349,180 shares of Common Stock, representing approximately 50.3% of the outstanding Voting Capital Stock of the Company, gave their written consent to the adoption of the Amended Articles described in this information statement as of December , 2000. The date on which this
                                         --
information statement will be sent to the shareholders is on or about December 11, 2000. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock is November 10, 2000 (the "Record Date").

     The elimination of the need for a special meeting of shareholders to approve the Amended Articles is authorized by Section 607.0704 of the Florida Business Corporation Act (the "Florida Act") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. A majority of the outstanding shares of voting capital stock entitled to vote thereon is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amended Articles as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Voting Capital Stock of the Company.

     Pursuant to Section 607.0704 of the Florida Act, within ten days of obtaining authorization by written consent of the actions described in this information statement, the Company is required to provide notice of the taking of the corporate action without a meeting to shareholders who have not consented in writing to such action. Inasmuch as the Company will have provided to its shareholders of record this information statement, the Company will notify its shareholders at the time of distribution of its next Annual Report on Form 10-KSB of the effective date of the Amended Articles. No additional action will be undertaken pursuant to such written consents. No action by the other holders of our Common Stock or our Voting Preferred Stock is required to approve the Amended Articles. Florida law does not provide rights of appraisal or similar rights of dissenters with respect to the Company's adoption of the Amended Articles.

     This Information Statement is being provided for your information purposes only.

                     OUTSTANDING VOTING STOCK OF THE COMPANY

     As of the Record Date, there were 13,031,000 shares of Common Stock outstanding and 1,575,887 shares of Voting Preferred Stock outstanding. The Common Stock and the Voting Preferred Stock constitute the sole classes of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders. Each share of Voting Preferred Stock entitles the holder thereof to one vote on all matters submitted to shareholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of November 10, 2000, with respect to the beneficial ownership of Common Stock by: (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director and executive officer; and (iii) all executive officers and directors as a group.


                                 NUMBER OF SHARES      PERCENT OF CLASS
NAME OF BENEFICIAL OWNER(1)(2)  BENEFICIALLY OWNED    BENEFICIALLY OWNED
------------------------------  ------------------    ------------------
 Kyle E. Jones (3)                  5,756,073               43.5%
 Daniel T. Whitcher (4)                50,000                   *
 Peter VanSon (5)                     371,320                2.8%
 Jamie E. Jalazo (6)                   50,280                   *
 Gregory Shlopak (7)                  271,667                2.1%
 Edward Rosenberg (8)                 124,967                1.0%
 Roger Tichenor (9)                   937,340                7.2%
 Stephen Guarino                      750,000                5.8%
 All officers and directors
   as a group (6 persons)           6,624,307               49.2%


  * Less than one percent.
(1) Unless otherwise noted, the address of each person or entity listed is Emagisoft Technologies, Inc., 450 Central Avenue, Second Floor, St. Petersburg, Florida 33701.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities that are currently exercisable, or exercisable within 60 days of November 10, 2000, are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3) Includes 5,552,260 shares held by the Betterment Trust of which Mr. Jones is the sole trustee and exercises sole voting and dispositive power over such shares. Includes 203,813 shares issuable to Mr. Jones personally pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000.
(4) All such shares are issuable pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000.
(5) Includes an aggregate of 15,000 shares held in three separate trusts owning 5,000 shares each, of which Mr. VanSon is the sole trustee and exercises sole voting and dispositive power. Includes 10,000 shares held solely by Mr. VanSon's spouse. Includes 102,860 shares issuable pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000.
(6) All 50,280 shares are issuable pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000, 280 shares of which are not subject to the Stock Split.
(7) Includes 16,667 shares issuable pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000.
(8) Includes 16,667 shares issuable pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000.
(9) Includes 51,560 shares issuable pursuant to options currently exercisable or exercisable within 60 days of November 10, 2000, 1,560 shares of which are not subject to the Stock Split.



                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

     Effective  as  of  October  30, 2000 and December   , 2000,  our  Board  of
                                                       --
Directors and the Majority Shareholders, respectively, voted by written consent to authorize and approve an amendment and restatement of our Articles of Incorporation. The Amended Articles (i) increase the number of shares of Common Stock authorized for issuance from 50,000,000 shares to 140,109,550 shares, (ii) provide certain anti-takeover and other provisions typically contained in the articles of incorporation of public companies, and (iii) provide for other general matters consistent with corporations formed under the corporate laws of the State of Florida. The Amended Articles will become effective upon the filing of the Amended Articles with the Secretary of State of the State of Florida, but our Board of Directors reserves the right to not make such filing if it deems it appropriate not to do so.





   INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     Our Board of Directors originally adopted and approved a 2.802191-for-1 reverse stock split of the Common Stock by unanimous written consent dated as of October 30, 2000. By unanimous written consent dated as of November 28, 2000, our Board of Directors then, also by adopted and approved a revocation of such reverse stock split as it deemed such revocation to be in the best interests of the Company and the shareholders at this particular time.

     In contemplation of a reinstatement of such reverse stock split during the first fiscal quarter of 2001, our Board of Directors deems it advisable and in the best interests of the Company and its shareholders to increase the number of shares of Common Stock authorized for issuance by the Company from 50,000,000 shares to 140,109,550 shares. Such increase affords the Company the flexibility with respect to its capitalization it anticipates will be required in order to effectuate the contemplated reverse stock split in the first quarter of 2001.

   ANTI-TAKEOVER  PROVISIONS

     Prior to the Amended Articles, the Company's Articles of Incorporation specifically opted out of certain anti-takeover protections afforded to public corporations under Florida law. The Board of Directors believes it is in the best interests of the Company and the shareholders to amend and restate the Company's Articles of Incorporation to afford itself of such anti-takeover protections provided under Florida law. The Amended Articles delete the provisions of the Company's Articles of Incorporation that expressly elected not to be governed by Sections 607.0901 and 607.0902 of the Florida Act.

     AFFILIATED  TRANSACTIONS

     Section 607.0901, also known as the "Affiliated Transactions Statute," prohibits a publicly-held Florida corporation from engaging in a broad range of business combinations or other extraordinary corporate transactions with an "interested shareholder" unless (i) the transaction is approved by a majority of disinterested directors before the person becomes an interested shareholder,
(ii) the interested shareholder has owned at least 80% of the corporation's outstanding voting shares for at least five years, and (iii) the transaction is approved by the holders of at least two-thirds of the corporation's voting shares other than those owned by the interested shareholder. An "interested shareholder" is defined as a person who, together with affiliates and associates, beneficially owns more than 10% of the corporation's outstanding voting shares.

     The Affiliated Transactions Statute protects shareholders because it increases the difficulty and expense for a potential acquirer seeking to gain control of the Company by freezing out certain minority shareholders in a two-step merger transaction. Thus, the Affiliated Transactions Statute serves to protect shareholders from the inequitable results of certain transactions between a corporation and an interested shareholder. Given the protections to shareholders afforded by Section 607.0901 of the Florida Act, the Board of Directors believes it is in the best interests of the Company and its shareholders to be subject to such section and not to opt out of such section in its Articles of Incorporation.

     CONTROL  SHARE  ACQUISITIONS

     Section 607.0902, also known as the "Control Share Statute," prohibits an acquiring person who makes a "control share acquisition" of shares of an "issuing public corporation" from exercising voting rights for any "control shares" unless (i) the corporation's articles of incorporation or bylaws provide that the Control Share Statute does not apply to control share acquisitions of the corporation's shares, (ii) the acquisition is consummated under certain circumstances, including an acquisition of shares approved by the issuing public corporation's board of directors, or (iii) such voting rights are conferred by the affirmative vote of a majority of the issuing public corporation's disinterested shareholders at a meeting or by written consent of such shareholders. A "control share acquisition" is defined as the acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. "Control shares" are shares that, except for the Control Share Statute, would have voting power with respect to shares of an issuing public corporation that, when added to all other shares of the issuing public corporation owned by a person or in respect to which that person may exercise or direct the exercise of the voting power, would entitle that person, immediately after the acquisition of the shares, directly or indirectly, alone or as part of a group, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of voting power: (a) 20% or more but less than 33-1/3% of all voting power, (b) 33-1/3% of more but less than a majority of all voting power, and (c) a majority or more of all voting power. All shares, the beneficial ownership of which is acquired within 90 days before or after the date of acquisition of beneficial ownership of shares which would result in a control share acquisition, and all shares the beneficial ownership of which is acquired pursuant to a plan to make a control share acquisition, are deemed to have been acquired in the same acquisition. An "issuing public corporation" means a corporation that has (1) its principal place of business, principal office or substantial assets in Florida, (2) 100 or more shareholders, and (3) either (x) more than 10% of its shareholders resident in Florida, (y) more than 10% of its shares owned by residents of Florida, or (z) 1,000 shareholders resident in Florida. The Company qualifies as an issuing public corporation.

     The Company's Board of Directors believes that the Control Share Statute was enacted to protect Florida corporations and their shareholders from a person seeking to acquire a substantial block of shares of a public company and to limit such person's ability to control the corporation. Without the protections of the Control Share Statute, a person could acquire a controlling block of the Company's stock through periodic purchases at then current market prices without paying a premium to shareholders for such control. The Control Share Statute also encourages a person interested in acquiring control of a public corporation to negotiate with its board of directors. Our Board of Directors believes that the ability to negotiate with a potential acquirer is significantly greater than that of the shareholders individually. While a bidder may make an offer that is higher than the current market price, without negotiations with the corporation's board of directors, the premium may not compensate for the long-term prospects and other factors affecting the corporation's value. The
Board of Directors is also in a better position to discuss and evaluate other aspects of the offer with the acquirer, such as the acquirer's experience, future strategies for the corporation, financial resources and other matters that can affect the value of the offer.

     The Board of Directors also believes that the Control Share Statute is also intended to give shareholders of Florida corporations the opportunity to make the final decision regarding the appropriateness of a takeover transaction. The Control Share Statute protects shareholders by putting them on a more level playing field with a potential acquirer by providing them the opportunity to decide whether a change in corporate control is desirable and nullifying the voting power of the "control shares" acquired by those who may seek to acquire the Company without first approaching the Board of Directors. The Board of Directors believes that not opting out of this statute provides an effective means to protect the interests of the Company's shareholders.

     The Amended Articles do not contain provisions electing not to be governed by Sections 607.0901 and 607.0902 of the Florida Act, as the Board of Directors believes that such provisions provide the Company anti-takeover protections that are in the best interests of the Company and its shareholders.


                                        By Order of the Board of Directors


                                        /s/Kyle E. Jones
                                        ----------------------------------------
                                        Kyle E. Jones, Chairman of the Board and
   Date:  November 29, 2000             Chief Executive Officer

                                    EXHIBITS

EXHIBIT  A      Amended  and  Restated  Articles  of  Incorporation.

                                    EXHIBIT A
                                    ---------

                                     FORM OF

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                          EMAGISOFT TECHNOLOGIES, INC.

     Kyle E. Jones, being the Chairman of the Board, Chief Executive Officer and President of EMAGISOFT TECHNOLOGIES, INC., a Florida corporation (the "Corporation"), hereby certifies that:

     1. The name of the Corporation is Emagisoft Technologies, Inc. The Corporation was originally incorporated on February 24, 1993 under the name Manatee-American Corp.

     2. The Articles of Incorporation of the Corporation were duly amended on July 6, 1993, April 23, 1997, October 27, 1999, March 24, 2000 and June 5,
2000.

     3. These Amended and Restated Articles of Incorporation restate and integrate and further amend the provisions of the Corporation's Articles of Incorporation, as amended.

     4. The terms and provisions of these Amended and Restated Articles of Incorporation were adopted by sole director of the Corporation pursuant to a written action without a meeting of directors executed as of October 30, 2000. The terms and provisions of these Amended and Restated Articles were approved and adopted by the majority shareholders of the Corporation pursuant to a written action without a meeting of the shareholders executed as of December ,
                                                                             --
2000. The number of votes cast for the Amended and Restated Articles of Incorporation by the shareholders was sufficient for approval.

     5. Pursuant to Sections 607.0704, 607.1003 and 607.1007 of the Florida Business Corporation Act, the text of the Articles of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                "ARTICLE I - NAME
                                -----------------

     The name of the corporation is Emagisoft Technologies, Inc. (hereinafter called the "Corporation" or "Emagisoft").

                              ARTICLE II - PURPOSE
                              --------------------

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Florida Business Corporation Act.

                         ARTICLE III - PRINCIPAL OFFICE
                         ------------------------------

     The principal place of business and mailing address of the Corporation is 405 Central Avenue, Second Floor, St. Petersburg, Florida 33701.

                    ARTICLE IV - REGISTERED OFFICE AND AGENT
                    ----------------------------------------

     The address of the registered office of the Corporation in the State of Florida is 2709 Rocky Point Drive, Suite 102, Tampa, Florida 33607. The name of its registered agent at that address is Edwin B. Kagan.

                            ARTICLE V - CAPITAL STOCK
                            -------------------------

A.     AUTHORIZED  CAPITAL  STOCK.
       --------------------------

   (1) The maximum aggregate number of shares of common stock, par value of $.0001 per share (the "Common Stock"), that this Corporation shall have authority to issue is 140,109,550 shares.

(2)     The  maximum  aggregate  number  of shares of preferred stock, par value
$.0001 per share (the "Preferred Stock"), that this Corporation shall have authority to issue is 10,000,000 shares.

(3)     No  fractional  shares  shall  be  issued.

(4) No shareholder of any stock of the Corporation shall have preemptive rights.





B.     PREFERRED  STOCK.
       ----------------

(1) Authority is hereby vested in the Board of Directors of the Corporation to provide from time to time for the issuance of Preferred Stock in one or more series and, in connection therewith, to fix by resolution providing for the issue of such series the number of shares to be included and such of the designations, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations and restrictions of such series, including, without limitation, voting rights or limitations, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the Florida Business Corporation Act.

(2) Shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange or otherwise shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of such series or as part of any other series of Preferred Stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series.

     (3)     Series  A  Preferred  Stock
             ---------------------------

     The Series A Preferred Stock shall have the following powers, preferences and rights, and qualifications, limitations and restrictions:

Section  1.  Dividends.
             ---------

     (a)     General  Obligation.  Only  when,  as  and  if  declared  by  the
             -------------------
Corporation's Board of Directors and to the extent permitted under the Florida Business Corporation Act, the holders of the Series A Preferred Stock (the "Series A Preferred") shall be entitled to receive in any fiscal year non-cumulative dividends at a rate of 10% per annum of the original issue price, as adjusted, in preference to any payment to the holders of all other class of stock of the Corporation, as provided in this Section 1. The date on which the Corporation initially issues any share of Series A Preferred shall be deemed to be its "date of issuance" regardless of the number of times transfer of such share of Series A Preferred is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series A Preferred.

     (b)     Common  Stock  Dividends.   Only  after  all  dividends  have  been
             ------------------------
declared and paid in full for a given calendar year to the holders of the Series A Preferred under this Section 1, the Corporation may then declare and pay a dividend upon each share of Common Stock up to an amount equal to the per share dividend paid to each holder of the Series A Preferred (such amount shall be referred to as the "Common Stock Dividend"). After the Common Stock Dividend has been paid in full to all holders of Common Stock, the Corporation shall then pay to the holders of the Series A Preferred at the time of payment of any additional dividends to the holders of Common Stock those dividends which would have been paid on the shares of Conversion Stock had such Series A Preferred been converted immediately prior to the date on which a record is taken for such Common Stock dividends, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

     (c)     Distribution  of  Partial  Dividend  Payments.  Except as otherwise
             ---------------------------------------------
provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred, such payment shall be distributed pro rata among the holders thereof based upon the number of shares of Series A Preferred held by each such holder.

Section  2.  Liquidation.
             -----------

     Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of shares of Series A Preferred shall be entitled to be paid, before any distribution or payment is made upon any Common Stock, an amount in cash equal to the aggregate Liquidation Value of all shares of Series A Preferred held by such holder (plus all accrued and unpaid dividends thereon). After the total Liquidation Value of all shares of Series A Preferred (plus all accrued and unpaid dividends thereon) is paid to the holders of the Series A Preferred, any remaining assets available to be distributed to the Corporation's stockholders shall be first distributed pro rata to the holders of Common Stock until such holders of Common Stock have received, in the aggregate, an amount equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred, then any remaining assets of the Corporation shall be distributed pro rata among all the holders of the shares of Series A Preferred and Common Stock based upon the shares of Series A Preferred and Common Stock held by each such holder. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of shares of Series A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 2, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among the holders of shares of Series A Preferred based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred held by each such holder. Prior to the liquidation, dissolution or winding up of the Corporation, the Corporation shall pay all accrued and unpaid dividends with respect to the Series A Preferred, but only to the extent of funds of the Corporation legally available for the payment of dividends. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such liquidation, dissolution or winding up to each record holder of the Series A Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each share of Series A Preferred and each share of Common Stock in connection with such liquidation, dissolution or winding up. A consolidation or merger of the Corporation with or into any other corporation or corporations, other corporate reorganization in which the Corporation is not the surviving entity (unless the shareholders of the Corporation hold more than 50% of the voting power of the surviving corporation), or a sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

Section  3.  Voting  Rights.
             --------------

     (a)     General Voting Rights.  The holders of the Series A Preferred shall
             ---------------------
be entitled to notice of all stockholders meetings in accordance with the Corporation's bylaws, and as otherwise required by applicable law. Except as otherwise set forth below, the holders of the Series A Preferred shall be entitled to vote on all matters submitted to the stockholders for a vote, together with the holders of Common Stock, voting together as a single class with each share of Common Stock entitled to one vote per share, each share of the Series A Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Series A Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

     (b)     Special Voting Rights.  Notwithstanding anything else herein to the
             ---------------------
contrary and except as otherwise required by law, so long as at least half of the Series A Preferred is outstanding, the Corporation will not, without the affirmative vote or written consent of the holders of at least a majority of such Series A Preferred then outstanding: (1) create or designate, or authorize the issuance of, any new class or series of stock (i) ranking senior or having a preference over, or being on parity with the Series A Preferred with respect to any rights of the Series A Preferred, or (ii) convertible into any such class or series of stock; (2) merge or consolidate (where the Corporation's stockholders retain less than 50% of the voting power) or sell all or substantially all of the assets or stock of the Corporation, whether in one transaction or a series of transactions, or whether by outright sale or by merger; (3) liquidate or dissolve the Corporation, or (4) amend the articles of incorporation or bylaws that materially and adversely change the rights of the Series A Preferred in a manner different than other classes of stock.

Section  4.  Conversion.
             ----------

     (a)     Conversion  Procedure.
             ---------------------

          (i) At any time and from time to time, any holder of the Series A Preferred may convert all or any portion of the Series A Preferred (including any fraction of a share of Series A Preferred) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of shares of Series A Preferred to be converted by $1.30 (plus all accrued and unpaid dividends) and dividing the result by the Conversion Price then in effect.

          (ii) Except as otherwise provided herein, each conversion of the Series A Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares of Series A Preferred converted as a holder of the Series A Preferred shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

          (iii) The Corporation may at any time require the automatic conversion of all of the automatic outstanding shares of Series A Preferred if:
(i)  the  Corporation  is at such time effecting a Qualified Public Offering; or
(ii) at any time the holders of a majority of the then outstanding shares of Series A Preferred elect to convert their shares of Series A Preferred into Common Stock. Any such mandatory conversion shall only be effected at the time of and subject to: (1) as to conversion under subsection (i) above, the closing of the sale of such shares pursuant to such Qualified Public Offering; or (2) as to conversion under subsection (ii) above, the surrender for conversion at the principal office of the Corporation of the certificate or certificates representing the Series A Preferred to be converted, and upon written notice of such mandatory conversion delivered to all holders of the Series A Preferred at least ten (10) days prior to such closing or surrender.

          (iv) Notwithstanding any other provision hereof, if a conversion of the Series A Preferred is to be made in connection with a Qualified Public Offering, the conversion of any shares of the Series A Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

          (v) As soon as possible after a conversion has been effected (but in any event within five (5) business days in the case of subsection (1) below), the Corporation shall deliver to the converting holder:

               (1) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomina-tion or denominations as the converting holder has specified;

               (2) payment in an amount equal to all accrued dividends with respect to each share of Series A Preferred converted which have not been paid prior thereto, plus the amount payable under subsection (x) below with respect to such conversion; and

               (3) a certificate representing any shares of the Series A Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          (vi) If for any reason the Corporation is unable to pay any portion of the accrued and unpaid dividends on the Series A Preferred being converted, such dividends may, at the converting holder's option, be converted into an additional number of shares of Conversion Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the Conversion Price then in effect.

          (vii) The issuance of certificates for shares of Conver-sion Stock upon conversion of the Series A Preferred shall be made without charge to the holders of such Series A Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each share of the Series A Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

          (viii) The Corporation shall not close its books against the transfer of the Series A Preferred or of Conversion Stock issued or issuable upon conversion of the Series A Preferred in any manner which interferes with the timely conversion of the Series A Preferred. The Corporation shall assist and cooperate with any holder of shares of Series A Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series A Preferred hereunder (including, without limitation, making any filings required to be made by the Corporation).

          (ix) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred, such number of shares of Conversion Stock issuable upon the conversion of all of the outstanding Series A Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series A Preferred.

          (x) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of the Series A Preferred, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

          (xi) If the shares of Conversion Stock issuable by reason of conversion of the Series A Preferred are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder's option, upon surrender of the shares of Series A Preferred to be converted by such holder as provided herein together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certifi-cate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

     (b)     Conversion  Price.
             -----------------

          (i) The initial Conversion Price shall be $1.30. In order to prevent dilution of the conversion rights granted under this Section 4, the Conversion Price shall be subject to adjustment from time to time pursuant to this Section 4(b).

          (ii) If and whenever on or within twelve (12) months after the original date of issuance of the Series A Preferred the Corporation issues or sells, or in accordance with Section 4(c) is deemed to have issued or sold, any share of Common Stock or other capital stock or any other equity security (the "Dilutive Security") for a consideration per share less than the Conversion Price in effect immediately prior to such time, then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the lowest net price per share at which any Dilutive Security has been issued or sold or is deemed to have been issued or sold.

     (iii) If and whenever on or after twelve (12) months after the original date of issuance of the Series A Preferred the Corporation issues or sells, or in accordance with Section 4(c) is deemed to have issued or sold, any Dilutive Security for a consideration per share less than the Conversion Price in effect immediately prior to such time, then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to an amount equal to the existing Conversion Price multiplied by a fraction (1) the numerator of which is the sum of (A) the total number of shares of Common Stock issue and outstanding, plus (B) the number of Dilutive Securities that can be purchased at the existing Conversion Price for the total consideration received for the issuance of the Dilutive Securities and (2) the denominator of which is the total number of shares of Common Stock issued and outstanding plus the number of Dilutive Securities issued or deemed issued in the new issuance or deemed issuance. For purposes of the foregoing sentence, the total number of shares of Common Stock issued and outstanding shall be deemed to include the number of shares of Common Stock that would be outstanding if all outstanding Convertible Securities were exercised, exchanged or converted, and all securities exercisable or exchangeable for or convertible into Convertible Securities were exercised, exchanged or converted, as applicable, and then exercised, exchanged or converted, as applicable.

          (iv) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to the issuance or sale by the Corporation of: (1) Other Securities to employees, officers or directors of the Corporation or consultants to the Corporation; (2) Other Securities in connection with any merger or consolidation; (3) Other Securities in connection with any equipment leasing and/or debt financing; (4) Conversion Stock; and (5) Other Securities issued or reserved for issuance by the Corporation for which adjustment is made under this Section 4 with respect to Conversion Stock (A) as a stock dividend payable in shares of Common Stock or Other Securities for which the Series A Preferred is convertible or (B) upon any subdivision or split-up of the outstanding shares of Common Stock or Other Securities for which the Series A Preferred is convertible.

     (c)     Effect  on  Conversion  Price  of  Certain Events.  For purposes of
             -------------------------------------------------
determining the adjusted Conversion Price under Section 4(b), and subject to the exclusions set forth in Section 4(b)(iv), the following shall be applicable:

          (i)     Issuance  of  Rights  or  Options.  If  the Corporation in any
                  ---------------------------------
manner grants or sells any Option and the lowest price per share for which any one share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of any such Option, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Option, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share. For purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

          (ii)     Issuance  of  Convertible  Securities.  If the Corporation in
                   -------------------------------------
any manner issues or sells any Convertible Security and the lowest price per share for which any one share of Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one share of Common Stock is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this
Section 4, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

          (iii)     Calculation  of Consideration Received.  If any Common Stock
                    --------------------------------------
or shares of other capital stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor before deducting any reasonable discounts, commissions or expenses. If any Common Stock or shares of other capital stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. The fair value of any consideration other than cash and securities shall be determined in good faith by the Board of Directors of the Corporation.

          (iv)     Record  Date.  If  the  Corporation  takes  a  record  of the
                   ------------
holders of Common Stock for the purpose of entitling them: (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities; or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     (d)     Subdivision  of  Common  Stock.  If  the  Corporation  at  any time
             ------------------------------
subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced.

     (e)     Notices.
             -------

          (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of the Series A Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Corporation shall give written notice to all holders of the Series A Preferred at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record: (1) with respect to any dividend or distribution upon Common Stock; or (2) with respect to any pro rata sub-scription offer to holders of Common Stock.

Section  5.  Registration  of  Transfer.
             --------------------------

     The Corporation shall keep at its principal office a register for the registration of the Series A Preferred. Upon the surrender of any certificate representing the Series A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange there-for representing in the aggregate the number of shares of Series A Preferred represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of Series A Preferred as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred repre-sented by the surrendered certificate.

Section  6.  Replacement.
             -----------

     Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of the Series A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corpora-tion (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

Section  7.  Definitions.
             -----------

     "Common Stock" means, collectively, the Corporation's common stock, par value $0.01, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

     "Conversion Stock" means shares of the Corporation's Common Stock issuable upon conversion of the Series A Preferred; provided that if there is a change such that the securities issuable upon conversion of the Series A Preferred are issued by an entity other than the Corpora-tion or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Series A Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     "Convertible Securities" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

     "Liquidation Value" of any share of Series A Preferred as of any particular date shall be equal to $1.30, as adjusted.

     "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days prior to such day. If at any time such security is not listed on any secu-rities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Series A Preferred. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Series A Preferred. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

     "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

     "Other Securities" means any capital stock or other equity securities of the Corporation, except for the Series A Preferred.

     "Person" means an individual, a partnership, a corpora-tion, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Qualified Public Offering" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration state-ment under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force, in which the price paid by the public for each share of capital stock or equity security is at least $10.00 (adjusted for stock splits or stock dividends) and the aggregate gross proceeds to the Corporation from the sale of all such shares is not less than $15 million. A Qualified Public Offering shall be deemed to have occurred upon the effectiveness of the registration statement filed with respect to such offering, subject to such Qualified Public Offering having been deemed to have occurred and being reversed and nullified if the closing of the sale of such shares pursuant to such offering does not occur within ten (10) business days after such effectiveness.

Section  8.  Amendment  and  Waiver.
             ----------------------

     No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 9 hereof without the prior written consent of the holders of a majority of the Series A Preferred outstanding at the time such action is taken; provided that no such action shall change: (a) the manner in which dividends on the Series A Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Series A Preferred or the times at which redemption of the Series A Preferred is to occur, without the prior written consent of the holders of at least two-thirds of the Series A Preferred then outstanding; (b) the Conversion Price of the Series A Preferred or the number of shares or class of stock into which the Series A Preferred is convertible, without the prior written consent of the holder of at least two-thirds of the Series A Preferred then outstanding; or (c) the percentage required to approve any change described in clauses (a) and (b)
                                                             -----------     ---
above, without the prior written consent of the holders of at least two-thirds of the Series A Preferred then outstanding; and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Series A Preferred then outstanding.

Section  9.  Notices.
             -------

     Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

C.     PROVISIONS  RELATING  TO  THE  COMMON  STOCK.
       --------------------------------------------

(1)     Dividends, Liquidating Distributions and Voting.  The Common Stock shall
        ------------------------------------------------
be subject to the express terms of the Preferred Stock, if any, and any class or series thereof. Subject to the preferential dividend rights applicable to shares of any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive when, as and if declared by the Board, out of funds legally available therefor, dividends and other distributions payable in cash, property, stock (including shares of any class or series of the Corporation, whether or not shares of such class or series are already outstanding) or otherwise. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled, if any, or a sum sufficient for such payment in full shall have been set aside, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of the Common Stock held by them. Each share of Common Stock shall have one (1) vote on all matters that are submitted to shareholders for vote.

 (2)     Mergers and Consolidations.  In the event of a merger, consolidation or
         --------------------------
combination of the Corporation with another entity (whether or not the Corporation is the surviving entity), the holders of Common Stock shall be entitled to receive their respective pro rata share of the consideration received in respect of that transaction.

 (3)     Sales  and  Repurchases.  The  Board  shall have the power to cause the
         -----------------------
Corporation to issue and sell shares of Common Stock to such individuals, partnerships, joint ventures, limited liability companies, associations, corporations, trusts or other legal entities (collectively, "persons") and for such consideration as the Board shall from time to time in its dis-cretion determine, and as otherwise permitted by law. The Board shall have the power to cause the Corporation to purchase, out of funds legally available therefor, shares of Common Stock from such persons and for such consideration as the Board shall from time to time in its discretion determine, and as otherwise permitted by law.

                               ARTICLE VI - BYLAWS
                               -------------------

     The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting; provided, however, that, notwithstanding the foregoing, the affirmative vote of at least a majority of the directors or the holders of at least 66-2/3% of the voting power of the Corporation's voting stock is required to alter, amend or repeal, or adopt any provision inconsistent with the Bylaw provisions described in Article Two, Sections 3, 6, 16 and 17 thereof.

                          ARTICLE VII - INDEMNIFICATION
                          -----------------------------

     The Corporation shall, to the fullest extent permitted by the laws of Florida, including, but not limited to, Section 607.0850 of the Florida Business Corporation Act, as the same may be amended and supplemented from time to time, indemnify any and all directors and officers of the Corporation and may, in the discretion of the Board of Directors of the Corporation, indemnify any and all other persons whom it shall have power to indemnify under said Section or otherwise under Florida law, from and against any and all of the liabilities, expenses or other matters referred to or covered by said Section. The indemnification provisions contained in the Florida Business Corporation Act shall not be deemed exclusive of any other rights of which those indemnified may be entitled under any bylaw, agreement, resolution of shareholders or disinterested directors, or otherwise. No provision of these Amended and Restated Articles of Incorporation is intended by the Corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the Florida Business Corporation Act upon the Corporation, upon its shareholders, bondholders and security holders, or upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors, officers, employees and agents (and their heirs, executors and administrators) in the capacities defined and prescribed by the Florida Business Corporation Act and the defined and prescribed rights of said persons to indemnification as the same are conferred under the Florida Business Corporation Act.

                            ARTICLE VIII - AMENDMENT
                            ------------------------

     This Corporation reserves the right to amend or repeal any provisions contained in these Amended and Restated Articles of Incorporation, or any amendment hereto, and any right conferred upon the shareholders is subject to this reservation. Notwithstanding the foregoing, the affirmative vote of at least a majority of the directors or the holders of at least 66-2/3% of the voting power of the Corporation's voting stock is required to alter, amend or repeal, or adopt any provision inconsistent with the provisions described in
Article  VI  or  Article  VII."

     IN WITNESS WHEREOF, the undersigned has made and subscribed these Amended and Restated Articles of Incorporation as of the ____ day of December, 2000.


                              EMAGISOFT  TECHNOLOGIES,  INC.


                              By:
                                  ----------------------------------------------
                                  Kyle  E.  Jones
                                  Chairman of the Board, Chief Executive Officer and President